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EXHIBIT 23.2 CONSENT OF MORGAN & COMPANY CHARTERED ACCOUNTANTS



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We have issued our report, dated July 29, 2003, accompanying the financial statements of MIV Therapeutics Inc. appearing in the current report on Form 10-KSB, which are incorporated by reference in this Form S-8 Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.





                                                            /s/ Morgan & Company
                                            ------------------------------------
                                            Morgan Company Chartered Accountants



Vancouver, Canada
September 12, 2003


                         [MORGAN & COMPANY LETTERHEAD]